UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 2, 2005

Date of Report (Date of earliest event reported)
FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989

(Address of principal executive offices)	(Zip Code)

(276) 326-9000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On December 2, 2005, First Community Bancshares, Inc. (the “Company”), the holding company for First Community Bank, N. A. (the “Bank”), completed the sale of the Bank’s branch office located in Clifton Forge, Virginia, to Sonabank, N. A. (“Sonabank”). The branch held approximately $44.8 million in deposits and repurchase agreements and $7.0 million in loans. Sonabank assumed all deposits and purchased substantially all loans, along with the branch premises for total consideration of approximately $5.1 million. There were no material relationships, other than the transaction, between the Company, the Bank, and Sonabank, their affiliates, officers, or directors.
A copy of the press release announcing the completion of the sale is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)     The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Press release dated December 2, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.
Date:	December 2, 2005	By:	/s/ Mark A. Wendel
Mark A. Wendel
Chief Financial Officer

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